UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 16, 2003


                         The Elder-Beerman Stores Corp.
             (Exact name of registrant as specified in its charter)


            Ohio                    0-02788               31-0271980
(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)       Identification No.)


               3155 El-Bee Road                             45439
                 Dayton, Ohio                            (Zip Code)
   (Address of principal executive offices)


Registrant's telephone number, including area code:   (937) 296-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

On May 16, 2003, The Elder-Beerman Stores Corp. issued a press release, a copy of which is filed as Exhibit 99.1 to this Report and incorporated herein.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      THE ELDER-BEERMAN STORES CORP.


                           By: /s/ Edward A. Tomechko
                           ----------------------------------------------------
                            Name:  Edward A. Tomechko
                            Title: Executive Vice President - Chief Financial
                                   Officer, Treasurer and Secretary


Dated:  May 19, 2003